Exhibit 10.5

Execution Version

AMENDMENT NO. 3 TO

XOMETRY, INC.

2016 EQUITY INCENTIVE PLAN

A.    XOMETRY, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2016 Equity Incentive Plan (the “Plan”);

B.     The Plan currently provides for an aggregate of 2,147,233 shares of Common Stock to be reserved for issuance under the Plan; and

C.    The Company now wishes to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan to an aggregate of 3,348,816 shares.

Effective immediately, the Plan is amended as follows:

1.    The reference to “2,147,233 shares” in Section 3(a)(i) of the Plan is hereby amended to reference “3,348,816 shares”.

2.    In all other respects the Plan will remain the same.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of June 28, 2018.

/s/ Laurence Zuriff
Laurence Zuriff
Chief Financial Officer

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of June 28, 2018.

/s/ Laurence Zuriff
Laurence Zuriff
Chief Financial Officer